Note 18 - Contract Balances, Performance Obligations and Contract Costs 1 (Details Textual) $ in Thousands	12 Months Ended
Jan. 31, 2019 USD ($)
Revenue, Remaining Performance Obligation, Amount	$ 199,900
Capitalized Contract Cost, Net, Total	7,300
Capitalized Contract Cost, Amortization	1,800
Capitalized Contract Cost, Impairment Loss	$ 0